UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2018

EASTSIDE DISTILLING, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(971) 888-4264

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On August 3, 2018, Eastside Distilling, Inc. (the “Company”) issued a press release announcing that it is exercising its option to call for redemption of the common stock purchase warrants sold in the Company’s public unit offering in August 2017 and the warrants sold in the note offering between March and June 2018 (collectively, the “Common Stock Purchase Warrants”). Registered holders of the Common Stock Purchase Warrants will have until September 10, 2018 (the “Redemption Date”) to exercise each Common Stock Purchase Warrant for one share of the Company’s common stock, $0.0001 par value (the “Common Stock”), at $5.40 per share.

Any Common Stock Purchase Warrants not exercised by the registered holders thereof by the Redemption Date will automatically expire at 5:00 p.m., Pacific time, on the Redemption Date, and the Company will remit to the registered holders of such expired Common Stock Purchase Warrants the sum of $0.15 per underlying share of common stock (the “Redemption Price”), upon surrender of the warrant certificate representing such expired Common Stock Purchase Warrants. At 5:00 p.m., Pacific time, on the Redemption Date and thereafter, registered holders of expired Common Stock Purchase Warrants will have no rights or privileges with respect to such Common Stock Purchase Warrants, other than to receive the Redemption Price therefor. However, the Company will extend a three day “protect” period, beginning on and continuing for two days after the Redemption Date, so that any Common Stock Purchase Warrant for which notice of exercise is received in the three business days prior to the Redemption Date shall be deemed exercised, so long as the exercise price is received by the Warrant Agent no more than three business days after the notice of exercise is delivered to the Warrant Agent.

The Company has engaged Roth Capital Partners LLC (“Roth”) to act as its financial advisor on an exclusive basis, effective August 10, 2018 and extending to the completion of the Warrant Call on September 10, 2018 (unless extended). The Company will pay Roth a financial advisory fee of 4% of gross proceeds received by the Company from the exercise of Common Stock Purchase Warrants (including any amount received from exercise of the underwriter’s compensation warrants previously issued to Roth), provided that, in no event shall Roth’s Advisory Fee be less than $200,000.

Copies of the notice of redemption and press release issued by the Company with respect to the call of the Warrants for redemption are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Notice of Redemption dated August 3, 2018
99.2	Press Release dated August 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2018

EASTSIDE DISTILLING, INC.

/s/ Grover T. Wickersham
Grover T. Wickersham
Chief Executive Officer and Chairman of the Board